UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

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                                    Form 8-K

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                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date Of Report (Date Of Earliest Event Reported): 6/11/10

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                               PURESPECTRUM, INC.
             (Exact Name of Registrant as Specified in its Charter)

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                       Commission File Number: 333-148158

           Delaware                                       41-2233202
(State or Other Jurisdiction Of                        (I.R.S. Employer
Incorporation or Organization)                        Identification No.)

                               340 Eisenhower Dr.
                            Building 600, Suite 610
                            Savannah, Georgia 31406
          (Address of Principal Executive Offices, Including Zip Code)

                                  912-961-4980
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

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

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company has appointed Gregory K. Clements as Chief Financial Officer (CFO). Mr. Clements replaces Susan W. Norton, who has been the Company's Acting Chief Financial Officer since March 24, 2010. Mr. Clements comes to PureSpectrum with more than 30 years of experience as a financial professional. From 2008 to 2009, Mr. Clements was the CFO and Vice President of Administration for Comdoc Systems, Inc., a document products and information technology company operating in Georgia and South Carolina. His previous professional experience includes serving as the Chief Financial Officer for Four Rivers Peterbilt, Inc. from 2007 to 2008; Chief Financial Officer for Savannah Tire and Rubber Company, Inc. from 2003 to 2007; Vice President of Finance for Encompass Electrical Technologies Southeast, Inc. from 2002 to 2003; Chief Financial Officer and Director of Business Systems for Display Industries, LCC from 1999 to 2002. He is an affiliate with the Financial Executives Networking Group and the Institute of Management Accountants.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders for PureSpectrum, Inc. (the Company) took place on June 8, 2010 in Savannah, Georgia. The Company previously filed with the Securities and Exchange Commission the proxy statement which describes in detail each of the two proposals submitted to the Company's shareholders at the meeting. The final result for the votes cast with respect to each proposal are set forth below.

Proposal  1:  Election  of  Directors
The Company's shareholders elected each of the seven directors nominated by the Company's Board of Directors to serve until the next annual meeting and until their successors are duly elected and qualified. The tabulation of vote on this matter was as follows:

Nominee                 Shares Voted For  Shares Withheld   Shares Abstained
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Lee L. Vanatta          101,021,617       185               4,270,576
David M. Conner         92,588,232        9,936,777         2,767,369
Bill G. Garlen          92,808,232        9,936,777         2,547,369
Peter W. Krull          102,540,491       208,518           2,543,369
Robert E. James, III    102,530,191       208,518           2,553,669
William R. Norton       102,690,124       185               2,602,069
Frank A. Slotin         102,536,491       208,518           2,547,369


Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm
Our stockholders ratified the selection of Pender, Newkirk and Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. The tabulation of votes on this matter was as follows:

Shares Voted For   Shares Voted Against     Abstentions     Broker Non-Votes
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233,770,320        1,029,141                441,079         0

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                                  Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PureSpectrum, Inc.

Date: June 14, 2010                    By:  /S/ William R. Norton
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                                            Name:  William R. Norton
                                            Title: Executive Vice President

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